UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 25, 2008
(Date of earliest event reported)

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification No.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)

(616) 654-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 25, 2008, Herman Miller, Inc. issued a press release announcing it had reached an agreement with the New York, Michigan, and Illinois Attorneys General on all matters related to an inquiry of the Minimum Advertised Price policy (“MAP”) maintained by the Company’s Herman Miller for the Home division. The agreement, which was reached through a consent decree filed with the United States District Court in New York, requires the Company to pay damages of $750,000 and prohibits the Company’s Herman Miller for the Home division from entering into agreements with its retail distributors to fix, peg, raise, maintain or stabilize furniture prices until December 31, 2010. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

99.1	Press release dated March 25, 2008

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 26, 2008	HERMAN MILLER, INC. (Registrant) By: /s/ Curtis S. Pullen —————————————— Curtis S. Pullen Chief Financial Officer